Exhibit 10.37

After recording, return to: Bilzin Sumberg Baena Price & Axelrod LLP 1450 Brickell Avenue, 23rd Floor Miami, Florida 33131-3456 Attn: Post-Closing Department

(Space Above For Recorder’s Use Only)

NOTE AND MORTGAGE

ASSUMPTION AGREEMENT

(JPMCC 2006-LDP7; Loan No. 011052668)

THIS NOTE AND MORTGAGE ASSUMPTION AGREEMENT (this “Agreement”) is executed as of February 28, 2014, and is entered into among U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7 (“Lender”), having an address at c/o U.S. Bank National Association, Corporation Trust Services, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7M, Chicago, Illinois 60603, Re: JPMCC 2006-LDP7; Loan No 011052668; KOLA INVESTMENTS, L.L.C., a New Jersey limited liability company (“Original Borrower”), having an address at 4300 Haddonfield Road, Suite 314, Haddonfield, New Jersey 08109 and IRT OKC PORTFOLIO OWNER, LLC, a Delaware limited liability company (“New Borrower”), having an address at Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. Original Borrower and New Borrower are hereinafter sometimes collectively referred to as “Borrower Parties”.

PRELIMINARY STATEMENT

A. Original Borrower is the current owner of fee title to the real property (“Land”) and the buildings and improvements thereon (“Improvements”), commonly known as “Raindance Apartments”, “Windrush Apartments”, “Augusta Apartments”, “Heritage Park Apartments” and “Invitational Apartments” located in Oklahoma County, Oklahoma, more particularly described in Exhibit A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the “Project”).

B. Lender is the current owner and holder of a loan (“Loan”) in the original principal amount of $52,000,000.00, as evidenced and/or secured by the documents described on Exhibit B attached hereto (together with any and all other agreements, documents, instruments evidencing, securing or in any manner relating to the Loan, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, shall hereinafter be collectively referred to as the “Loan Documents”). The Loan is secured in part by the Project, which Project is described in and encumbered by the “Security Instrument” described on Exhibit B.

C. New Borrower desires to purchase the Project from Original Borrower and to assume Original Borrower’s obligations under the Loan Documents subject to the terms and conditions of this Agreement.

D. A sale of the Project to, and the assumption of the Loan by, a third party without the consent of the holder of the Security Instrument is prohibited by the terms of the Loan Documents.

E. The Lender has agreed to consent to the following requested actions (collectively the “Requested Actions”): (i) Original Borrower selling the Project to New Borrower, and (ii) New Borrower assuming all of Original Borrower’s obligations under the Loan Documents, on the terms and conditions hereinafter set forth.

In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE 1

ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

1.1. Original Borrower Representations. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

(a) Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.

(b) Authority of Original Borrower.

(i) Original Borrower. Original Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of New Jersey and is qualified to transact business in the State of Oklahoma. Will Management Corporation, a New Jersey corporation (“Original Borrower Manager”) is the manager of Original Borrower. Original Borrower Manager, acting alone without the joinder of any other manager or member of Original Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower have been duly and properly authorized pursuant to all requisite limited liability company action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement or any other organizational document of Original Borrower or

(y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

(ii) Original Borrower Manager. Original Borrower Manager is a duly organized, validly existing corporation in good standing under the laws of the State of New Jersey and is qualified to conduct business in the State of Oklahoma. Steven Zalkind (“Authorized Officer”) is the President of Original Borrower Manager. Authorized Officer, acting alone without the joinder of any other officer, director or shareholder of Original Borrower Manager or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower Manager and Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower Manager have been duly and properly authorized pursuant to all requisite corporate action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower Manager or the articles of incorporation or bylaws or any other organizational document of Original Borrower Manager or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower Manager is a party or by which the Project may be bound or affected.

(c) Compliance with Laws. To Original Borrower’s knowledge, all permits, licenses, franchises or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect. Original Borrower has not received any written notice from any governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to any violations of zoning, building, environmental, fire, health, or other laws, ordinances, rules, codes or regulations.

(d) Rent Roll. The Rent Roll (“Rent Roll”) attached hereto and made a part hereof as Exhibit C is a true, complete and accurate summary in all material respects of all tenant leases (“Leases”) affecting the Project as of the date of this Agreement.

(e) Leases. To Original Borrower’s knowledge, the Leases are the only leases affecting the Project and are currently in full force and effect. Original Borrower has not been notified of any landlord default under any of the Leases; there are no leasing broker’s or finder’s commissions of any kind due or to become due with respect to the Leases or the Project; the rents and security deposits under the Leases shown on the Rent Roll are true and correct; except as may be reflected in the Rent Roll, Original Borrower has not received any prepaid rents or given any concessions for free or reduced rent under the Leases and will not accept any prepaid rents for more than one month in advance.

(f) Title to Project and Legal Proceedings. Original Borrower is the current owner of fee title in the Project, subject to the matters set forth in Lender’s loan title insurance policy for the Project. There are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person, entity, or government body or agency not disclosed in this Agreement.

(g) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower enforceable against Original Borrower, as limited herein, and the Project in accordance with their terms. Original Borrower acknowledges and agrees that, nothing contained in this Agreement, or the Requested Actions, shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof. Original Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender, Master Servicer, LNR and Servicer (as such terms are defined in Section 2.5 below), all subsidiaries, parents and affiliates of Lender and Servicer and each of the foregoing parties’ predecessors in interest, and each and all of their respective past, present and future partners, members, certificate holders, officers, directors, employees, agents, attorneys, contractors, representatives, participants and heirs and each and all of the successors and assigns of each of the foregoing (collectively, “Lender Parties”) or with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. To the extent Original Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Original Borrower knowingly waives and relinquishes them.

(h) Bankruptcy. Original Borrower has no intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors (“Debtor Proceeding”) under any local, state, federal or other insolvency law or laws providing relief for debtors, (ii) directly or indirectly cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Original Borrower or any members thereof or (iii) directly or indirectly cause the Project or any portion or any interest of Original Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

(i) No Default. To Original Borrower’s knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

(j) Immediate Repairs. Original Borrower has timely performed, completed and paid for the Immediate Repairs as required by the Loan Agreement.

(k) Mezzanine Loan. The Mezzanine Loan described in the Loan Agreement has been paid in full and there are no other mezzanine loans or other subordinate financing directly affecting the Property or the interest of the Borrower therein or any interest in the Borrower.

(l) Reaffirmation. Original Borrower reaffirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents that were not limited to being true and correct as of the Closing Date under the Loan Documents, in all material respects, as if made on the date hereof.

1.2. Acknowledgments, Warranties and Representations of New Borrower. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows as of the Acquisition Date:

(a) Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.

(b) Authority of New Borrower.

(i) Organization. New Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Oklahoma. IRT OKC Portfolio Member, LLC, a Delaware limited liability company (“Sole Member”) is the sole member of New Borrower and is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware. Independence Realty Operating Partnership, LP, a Delaware limited partnership (“New Indemnitor”) is the sole member of Sole Member and is a duly organized and validly existing limited partnership in good standing under the laws of the State of Delaware. Independence Realty Trust, Inc., a Maryland corporation (“Additional Indemnitor”) is the general partner of New Indemnitor and is a duly organized and validly existing corporation in good standing under the laws of the State of Maryland. Independence Realty Advisors, LLC, a Delaware limited liability company (“Authorized Agent”) is the authorized agent of Additional Indemnitor and is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware. Farrell Ender (“New Borrower Signatory”) is the President of Authorized Agent.

(ii) Power and Authority. New Borrower Signatory, acting alone without the joinder of any other members, managers, partners, officers, directors or shareholders of Authorized Agent, Additional Indemnitor, New Indemnitor, Sole Member, New Borrower, as applicable, or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Authorized Agent, Additional Indemnitor, New Indemnitor, Sole Member and New Borrower under this Agreement and the Loan Documents.

(c) Execution, Delivery and Performance. The execution and delivery of, and performance under, this Agreement and the Loan Documents by New Borrower, New Indemnitor and Additional Indemnitor, as applicable, has been duly and properly authorized pursuant to all requisite company, partnership and corporate action, as applicable, and, to New

Borrower’s, New Indemnitor’s and Additional Indemnitor’s knowledge, as applicable, does not and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower, New Indemnitor or Additional Indemnitor, as applicable, or New Borrower’s certificate of formation or articles of organization, limited liability company or operating agreement or New Indemnitor’s certificate of partnership or partnership agreement or Additional Indemnitor’s articles of incorporation, bylaws or any other organizational document of New Borrower, New Indemnitor or Additional Indemnitor or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower, New Indemnitor or Additional Indemnitor is a party or by which the Property may be bound or affected.

(d) Financial Statements. The financial statements and other information (“Financial Statements”) of New Indemnitor which have been previously delivered to Lender are true, complete and accurate in all material respects and accurately represent the financial condition of New Indemnitor as of the date thereof. All of the assets shown on New Indemnitor’s Financial Statements are owned by New Indemnitor, individually, as its sole and separate property, and not otherwise jointly with any other person or entity. There has not been any material adverse change to the financial condition of New Indemnitor between the date of the Financial Statements and the date of this Agreement. New Borrower also acknowledges and agrees to cause New Indemnitor to timely comply with all financial, bookkeeping and reporting requirements set forth in the Loan Documents, including, without limitation, those set forth in Section 9.11 of the Loan Agreement. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes. New Borrower agrees that since New Borrower is a single member limited liability company, to the extent that Sole Member files a tax return instead of New Borrower, that it will provide Lender with the tax returns for Sole Member instead of New Borrower. Similarly, to the extent that the balance sheets and financial statement of New Borrower are consolidated with those of Sole Member, that the consolidated balance sheets and financial statements will clearly identify the assets and liabilities of New Borrower as belonging to New Borrower and will provide Lender with copies of said consolidated balance sheets and financial statements.

(e) Bankruptcy Proceedings. None of New Borrower, Sole Member, Additional Indemnitor, Authorized Agent or New Indemnitor (together with any other direct or indirect owners of 10% or more of New Borrower, collectively, the “New Borrower Parties”) has been a party to any Debtor Proceeding within seven (7) years prior to the date of this Agreement.

(f) Defaults on Other Indebtedness. There presently exists no material default beyond any applicable notice and cure period with respect to any other indebtedness and the obligations of any of the New Borrower Parties thereunder.

(g) New Borrower’s Organizational Documents. New Borrower has not transacted any business in New Borrower’s name since its formation. New Borrower is and will continue to be in full compliance with all of its organizational documents in all material respects and in full compliance with the single purpose entity and separateness requirements of the Loan Documents and its organizational documents. Such organizational documents do not conflict with any of such single purpose entity and separateness requirements of the Loan Documents.

(h) Assets of New Borrower. The only assets of New Borrower are the Project, the personal property owned by New Borrower and used in connection with the Project and cash or cash equivalents.

(i) Management of Project. New Borrower is entering into that certain Property Management Agreement with Jupiter Communities, LLC, a Delaware limited liability company (“Project Manager”) for the management of the Project (the “New Management Agreement”). The term “Management Agreement” or “Property Management Contract” or “management agreement” or such other similar term in the Loan Documents shall hereafter refer to the New Management Agreement. The term “Property Manager” or such other similar term in the Loan Documents shall hereafter refer to the Project Manager. New Borrower covenants and agrees to comply with and to cause the Project Manager to comply with all terms and conditions of the Loan Documents concerning the management of the Project from and after the Acquisition Date, including without limitation the obligation to obtain Lender’s consent to the management of the Project by any entity other than Project Manager. Project Manager shall execute and deliver to Lender a subordination of the New Management Agreement in form acceptable to Lender.

(j) Loans to Others. There are no loans payable by New Borrower to any entities or persons.

(k) Non-Consolidation Opinion. New Borrower will comply with each of the assumptions made with respect to it in that certain substantive non-consolidation opinion letter, dated the date hereof, delivered by New Borrower’s counsel in connection with the Requested Actions (the “Non-Consolidation Opinion”), including but not limited to, any exhibits attached thereto, any certificates referred to therein and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of the Security Instrument. New Borrower has caused and shall cause each entity other than the New Borrower with respect to which an assumption is made in the Non-Consolidation Opinion, including but not limited to, any exhibits attached thereto, to comply with each of the assumptions made with respect to it in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, and any certificates referred to therein. All of the assumptions made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, and any certificates referred to therein are true and correct.

(l) New Borrower Parties’ Interests. None of New Borrower Parties is obtaining a loan (other than the Loan) to finance its direct or indirect interest in New Borrower or the Project or pledging its direct or indirect interest in New Borrower to any party, and none of the entities or individuals owning a direct or indirect interest in New Borrower has any right to take over control of New Borrower from any of such other entities or individuals.

(m) Prohibited Person. New Borrower warrants and represents that none of New Borrower or, to New Borrower’s knowledge, New Borrower Parties or any of their respective officers, directors, shareholders, partners, members or affiliates (including other holders of indirect equity interests in New Borrower) is an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on

September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated Nationals and Blocked Persons” (which list may be published from time to time in various media including, but not limited to, the OFAC website, http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf, (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224, or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] – [iv] above are herein referred to as a “Prohibited Person”). New Borrower covenants and agrees that New Borrower shall not, and New Borrower shall not cause any of New Borrower Parties or any of their respective officers, directors, shareholders, partners, members or affiliates (including other holders of indirect equity interests in New Borrower) to (a) knowingly conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in EO13224. New Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (x) none of New Borrower Parties or any of their respective officers, directors, shareholders, partners, members or affiliates (including other holders of indirect equity interests in New Borrower) is a Prohibited Person and (y) none of New Borrower, or to New Borrower’s knowledge, any of the other New Borrower Parties, or their respective officers, directors, shareholders, partners, members or affiliates (including the holders of indirect equity interests in New Borrower) has (a) knowingly conducted any business, or engaged in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

(n) Loan Documents. The Loan Documents, from and after the date hereof, are valid and legally binding obligations of New Borrower, enforceable against New Borrower and the Project in accordance with their terms. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, and they shall not in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project. New Borrower agrees that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged, subject, however, to Lender’s compliance with legal requirements (e.g., the filing of any required continuation statements under the Uniform Commercial Code). As of the Acquisition Date, New Borrower has no defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action of any kind or nature whatsoever against the Lender Parties with respect to (i) the Loan, (ii) the indebtedness due under the Loan Documents (the “Indebtedness”), (iii) the Loan Documents, or (iv) the Project. To the extent New Borrower would be deemed to have any such defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action as of the date hereof, New Borrower knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents.

(o) No Default. To New Borrower’s actual knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

(p) Inspections. Other than (1) the surveys for the Project prepared by Bock and Clark’s National Surveyors Network; (2) the Property Condition Reports for the Project which have been delivered to Lender (the “Inspection Report”); (3) the Phase 1 Environmental Site Assessments for the Project, each dated November 12, 2013, prepared by Property Solutions Incorporated under Project Nos. 20134013, 20134015, 20134017, 20134019 and 20134021; and (4) the Zoning Reports for the Project prepared by Zoning-Info, Inc., under Site Nos. 27916, 27918, 27919, 27920, and 27921, New Borrower has not obtained any other written inspection reports relating to the Project.

(q) Immediate Repairs. New Borrower agrees that New Borrower shall complete the repair of all immediate repair items listed on Schedule B within ninety (90) days after the effective date of this Agreement. New Borrower further agrees and acknowledges that New Borrower’s failure to complete the repair of all such immediate repair items within such time frame may, at Lender’s sole discretion, be an Event of Default under the Loan Documents.

(r) Reaffirmation. To New Borrower’s actual knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.

ARTICLE 2

ACKNOWLEDGMENTS AND COVENANTS OF BORROWER PARTIES

As a material inducement to Lender to enter into this Agreement and to consent to Requested Actions each of Borrower Parties, as to itself only, acknowledges, warrants, represents, covenants and agrees to and with Lender as follows:

2.1. Assumption of Loan. New Borrower hereby assumes the indebtedness due under the Note, the Loan and all of Original Borrower’s other obligations, as grantor, mortgagor, borrower, assignor, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

2.2. Indebtedness. As of February 20, 2014, the outstanding principal balance of the Loan was $45,861,134.41 and the following escrow and reserve balances (collectively, “Escrow Balances”) are being held by Lender: (i) a tax escrow balance of $12,938.64; (ii) an insurance escrow balance of $0; and (iii) a replacement reserve escrow balance of $64,938.06. Further, Borrower Parties acknowledge and agree that Lender will continue to hold the Escrow Balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. In the event of any error in, or omission from, the foregoing, Lender shall not be prejudiced, limited, or estopped, in any way in its right to charge, collect and receive any and all monies lawfully due Lender under the Loan Documents. By its execution hereof, Lender represents and warrants to New Borrower and Original Borrower that to Lender’s actual knowledge (i) the amounts set forth above are correct, (ii) Lender has not issued any written notices of default to Original Borrower which have not been cured, and (iii) there are no existing material defaults under the Loan Documents.

2.3. Assumption Fee. Simultaneously with or prior to the execution hereof, New Borrower shall pay to or has paid Lender: (i) an assumption fee equal to $229,305.67, which is 0.5% of the outstanding principal balance of the Loan; (iii) an administration fee equal to $125.00; (iv) a flood determination fee equal to $15.00; (v) a credit review fee equal to $590.00; and (iv) an insurance review fee equal to $400.00, each of which New Borrower agrees are fees for new consideration and are not interest charged in connection with the Loan.

2.4. Payment of Transaction Costs and Expenses. New Borrower shall pay, at the time of execution of this Agreement by Lender: (a) the actual and reasonable legal fees and disbursements of Lender’s counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; and (b) the costs of updating Lender’s policy of title insurance insuring the Security Instrument to a current date and endorsing such policy to include this Agreement in the description of the Security Instrument with no additional exceptions unacceptable to Lender in Lender’s reasonable discretion. Any or both of Borrower Parties shall pay, at the time of execution of this Agreement, all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement.

2.5. Information.

(a) To the knowledge of New Borrower and New Indemnitor, all information provided to Lender, Berkadia Commercial Mortgage, LLC (“Master Servicer”), LNR Partners, LLC (“LNR”) or any other parties appointed and/or serving as servicers of the Loan (collectively, “Servicer”) by New Borrower and/or New Indemnitor or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) the Requested Actions, (ii) this Agreement or the transactions contemplated hereby or (iii) the Project, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or any Servicer, including, but not limited to, Master Servicer or LNR, to any rating agency is expressly consented to by New Borrower and New Indemnitor and will not infringe upon or violate any intellectual property rights of any party (collectively, the “NB Disclosure Representations”). New Borrower and New Indemnitor, by

their execution of this Agreement or the Joinder attached hereto, jointly and severally, agree to reimburse, indemnify and hold Lender Parties harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs) (collectively, “Indemnification Costs”), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or warranties arising out of any breach or inaccuracy of the NB Disclosure Representations or any fraudulent or tortuous conduct of New Borrower and/or New Indemnitor in connection with the Requested Actions, this Agreement or the transactions contemplated hereby, or the Project, including the misrepresentation of financial data presented to Lender.

(b) To the knowledge of Original Borrower and Original Indemnitor, all information provided to Lender and the Servicer by Original Borrower and/or Original Indemnitor or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (i) the Requested Actions, (ii) this Agreement or the transactions contemplated hereby or (iii) the Project, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or any Servicer, including, but not limited to, Master Servicer or LNR, to any rating agency is expressly consented to by Original Borrower and Original Indemnitor and will not infringe upon or violate any intellectual property rights of any party (collectively, the “OB Disclosure Representations”). New Indemnitor and Original Indemnitor, by their execution of this Agreement or the Joinder attached hereto, jointly and severally, agree to reimburse, indemnify and hold Lender Parties harmless from and against any and all Indemnification Costs, which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy of the OB Disclosure Representations or any fraudulent or tortuous conduct of Original Borrower and/or Original Indemnitor in connection with the Requested Actions, this Agreement or the transactions contemplated hereby, or the Project, including the misrepresentation of financial data presented to Lender.

2.6. Release and Covenant Not To Sue. Each of Borrower Parties, as to itself and all of its heirs, successors and assigns only, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of completion of the Requested Actions (“Acquisition Date”), including, without limitation, matters arising out of or relating to (a) the Loan, (b) the Loan Documents, (c) the Indebtedness, (d) the Project, and (e) any other agreement or transaction between Borrower Parties or any one of them and any of Lender Parties concerning matters arising out of or relating to the items set forth in subsections (a) – (d) above. Each of Borrower Parties, as to itself and all of its respective heirs, successors and assigns only, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of

Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

2.7. Further Assurances. Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to perfect and to maintain the perfection of Lender’s security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

ARTICLE 3

ADDITIONAL PROVISIONS

3.1. Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Each of Borrower Parties, Original Indemnitor (as defined in the Joinder by and Agreement of Original Indemnitor (the “Original Indemnitor Joinder”)) and New Indemnitor (as defined in the Joinder by and Agreement of New Indemnitor (the “New Indemnitor Joinder”)) agrees that neither this Agreement nor Lender’s consent to the Requested Actions shall be deemed Lender’s consent or a waiver of Lender’s right to consent to any other action requiring Lender consent under the Loan Documents that may be contained in any of the documents or items delivered to Lender in connection with the Requested Actions, whether or not such documents or items were reviewed and/or accepted by Lender. Moreover, neither this Agreement nor Lender’s consent to the Requested Actions shall constitute a modification of any of the terms or conditions of the Loan Documents, except as expressly provided for in this Agreement.

3.2. Modification of Loan Documents. For so long as the Project is owned by New Borrower, the Loan Documents are modified as follows:

(a) Section 7.02(c)(i) and (ii) of the Loan Agreement are modified by deleting “or, also in the case of KOLA Investors, L.L.C., in Resource KOLA, L.L.C.”

(b) Section 7.02(c)(iii) of the Loan Agreement is modified by deleting “Resource KOLA, L.L.C.” and replacing same with “SPE Equity Owner”.

(c) Section 7.02(c)((iv) of the Loan Agreement is deleted in its entirety.

(d) The last sentence of Section 9.03(a)(i) of the Loan Agreement is deleted in its entirety and replaced with the following: “The deductible shall not exceed $25,000.00.”

(e) Section 9.03(a)(v) of the Loan Agreement, is amended to provide that the business interruption insurance must be maintained in an amount sufficient to provide the lost rental income for the Property for a period of not less than 1 year from the date of Casualty, with a 6 month extended period of indemnity in all instances regardless of the outstanding balance of the Note.

(f) Borrower’s State Identification Number referenced on the signature page of the Loan Agreement is hereby replaced with the State Identification Number referenced on Schedule 1.

(g) Borrower’s Tax Identification Number referenced on the signature page of the Loan Agreement is hereby replaced with the Tax Identification Number referenced on Schedule 1.

(h) Exhibit C of the Loan Agreement is deleted in its entirety and replaced with Exhibit D attached hereto.

(i) The defined term “Borrower” as set forth in the introductory paragraph of the Loan Agreement is deleted in its entirety and replaced and replaced with the following: “IRT OKC Portfolio Owner, LLC, a Delaware limited liability company”.

(j) The defined term “Mezzanine Loan” set forth in Section 19.01 of the Loan Agreement and all references thereto in the Loan Agreement or in any of the other Loan Documents are hereby deleted in their entirety. The intention of such deletions is that there shall be no ability for a mezzanine loan to exist hereafter.

(k) The defined term “Guarantor” set forth in Section 19.01 of the Loan Agreement is deleted in its entirety and replaced with the following: “Guarantor” means Independence Realty Operating Partnership, LP, a Delaware limited partnership together with any Additional Indemnitor required by the Loan Documents.

(l) The defined term “Environmental Indemnity” set forth in Section 19.01 of the Loan Agreement is deleted in its entirety and replaced with the following: “Environmental Indemnity” means the Environmental Indemnity Agreement dated as of the Closing Date from Borrower and other “Indemnitors” named therein to Lender, as modified and assumed by Guarantor.

(m) The defined term “Guaranty” set forth in Section 19.01 of the Loan Agreement is deleted in its entirety and replaced with the following: “Guaranty” means the Guaranty (Exceptions to Nonrecourse Liability) dated as of the Closing Date from Guarantor to Lender, as modified and assumed by Guarantor.

(n) The defined term “Operating Account” set forth in Section 19.01 of the Loan Agreement is deleted in its entirety and replaced with the information referenced on Schedule 1.

(o) The defined term “SPE Equity Owner” set forth in Section 19.01 of the Loan Agreement is deleted in its entirety and replaced with the following: “SPE Equity Owner” means IRT OKC Portfolio Member, LLC, a Delaware limited liability company.

(p) The defined term “SPE Manager” set forth in Section 19.01 of the Loan Agreement and all references thereto in the Loan Agreement or in any of the other Loan Documents are hereby deleted in their entirety.

(q) The defined term “Assumption Agreement” shall be added to Section 19.01 of the Loan Agreement and shall mean the following: “Assumption Agreement” shall mean that certain Note and Mortgage Assumption Agreement dated as of February 28, 2014, entered into among Lender, Borrower, and KOLA Investments, L.L.C., a New Jersey limited liability company.

(r) For so long as Borrower is a single member Delaware limited liability company that is managed by the SPE Equity Owner, Lender shall not require that there be an SPE Manager.

(s) Subsection (b) of the defined term “Permitted Transfer” set forth in Section 19.01 of the Loan Agreement is deleted in its entirety and replaced with the following: “(i) the issuance, sale, conveyance, transfer or other disposition (each, a “REIT Share Transfer”) of any shares of common stock (the “REIT Shares”) in Independence Realty Trust, Inc., a Maryland corporation (the “REIT”) so long as (A) at the time of the REIT Share Transfer, the REIT Shares are listed on the New York Stock Exchange, NYSE MKT or any other nationally recognized stock exchange (any such stock exchange, a “Recognized Stock Exchange”), and (B) the REIT Share Transfer does not result in or cause a Change of Control (as defined below); or (ii) the issuance, sale, conveyance, transfer or other disposition (each an “OP Transfer”), of any limited partnership interests (the “OP Interests “) in Independence Realty Operating Partnership, LP, a Delaware limited partnership (the “OP”) so long as (A) at the time of the OP Transfer, the REIT Shares are listed on a Recognized Stock Exchange, and (B) the OP Transfer does not result in or cause a Change of Control;

For purposes of this Section, a “Change of Control” shall occur when: (i) intentionally omitted, (ii) the REIT reduces its direct ownership interest in the OP below 51% or is no longer the sole general partner of the OP, (iii) the OP is no longer the sole member of IRT OKC Portfolio Member, LLC, a Delaware limited liability company (“IRT Member”), (iv) IRT Member is no longer the sole member of Borrower, (v) the REIT and/or the OP are no longer the guarantors/indemnitors of the Loan, (vi) one Person (as such term is defined in the Loan Agreement) or group of affiliated Persons acquires more than 49% of the REIT Shares or the OP Interests in one or a series of transactions; provided, however, that this subsection (vi) shall not apply to the acquisition by RAIT Financial Trust (“RAIT”), or any affiliate thereof of more than 49% of the REIT Shares or, subject to (ii) above, the OP Interests in one or a series of transactions, (vii) the individuals comprising the Board of Directors of the REIT, as the same exists for the twelve (12) month period immediately prior to the REIT Share Transfer, fail to represent a majority of the Board of Directors of the REIT as of the date of completion of the REIT Share Transfer and for a period of six (6) months following the REIT Share Transfer, (viii) if the REIT enters into a merger, consolidation or other business combination, or a sale of all or substantially all of the REIT’s assets and/or ownership interests which results in the REIT or the OP not being the surviving entity or Borrower otherwise no longer being controlled by the REIT, (ix) Independence Realty Advisor, LLC, a Delaware limited liability company (“Advisor”), ceases to be the advisor of the REIT and/or the OP pursuant to the terms and conditions of that certain Second Amended and Restated Advisory Agreement by and among the REIT, the OP and the Advisor dated as of May 7, 2013, as the same may be amended from time to time in accordance with the terms of subsection (xi) below (the “Advisory Agreement”), (x) RAIT reduces its ownership interest in Advisor below 51% and/or no longer controls Advisor, (xi) there is a material modification to the provisions of the Advisory Agreement relating to the Advisor’s authority to make decisions on behalf of the REIT and/or the OP and/or the assignment provisions thereof and/or the Advisor assigns the Advisory Agreement as permitted by the Advisory Agreement, (xii) the Board of Directors of the REIT exercises its rights under the Advisor Agreement to withdraw its delegation of all or a majority of the Advisor’s authority under the Advisor Agreement (i.e. the Board of Directors controls the REIT as opposed to being controlled by the Advisor), (xiii) the occurrence of an event causing an Advisor Change of Control and/or a Company Change of Control and/or a RAIT Change of Control (as those terms are defined in the Advisor Agreement), or (xiv) there is any other change of Control (as defined in the Loan Agreement) of Borrower or the Property. For purposes of determining the occurrence of (vii) above, the following shall be expressly excluded: any change in directors resulting from (y) the death or incapacity of any director and/or (z) the resignation or removal of any director for reasons unrelated to a REIT Share Transfer, provided any replacement director has been approved by a vote of at least a majority (or such higher percentage as may be required by the governing documents of the REIT) of the board of directors of the REIT then in office. With respect to the events set forth in (xi) and (xii) above, subject to the terms of the Loan Documents, Lender’s consent shall not be unreasonably withheld, conditioned or delayed.

In addition to the occurrence of any of the foregoing events causing a “Change of Control,” the occurrence of any of the foregoing events, without first having obtained the prior written consent of Lender, shall also constitute an Event of Default under Section 11.01(m) of the Loan Agreement.

Any Transfer of the direct or indirect ownership interests of RAIT in the REIT, other than any transfer on a Recognized Stock Exchange, shall not be a Permitted Transfer under this subsection (b) and shall be subject to the provisions of Article 10 of the Loan Agreement.

Neither a REIT Share Transfer nor an OP Transfer shall relieve New Borrower or New Indemnitor of any of their respective obligations and liabilities under the Assumption Agreement or any of the other Loan Documents or under the Guaranty, the Environmental Indemnity or the Joinder by and Agreement of New Indemnitor attached hereto.”

(t) Section 10.2(b) is deleted in its entirety.

(u) The following is added to Section 11.01 of the Loan Agreement: “(r) Borrower’s failure to pay the amount of any deductible in connection with any claim made for loss and/or damage to the Property and the improvements placed or constructed thereon resulting from any act or series of acts covered by, or which would be covered by, any insurance policy insuring the Property as required by the Loan Documents, including but not limited to Sections 9.03(a)(i) of the Loan Agreement (increase of deductible from $10,000.00 to $25,000.00), 9.03(a)(v) of the Loan Agreement (reducing the period for lost rental income), and 9.03(a)(i) of the Loan Agreement (modifying the windstorm exclusion based upon the terms of the insurance policy insuring the Property) within fifteen (15) days after the occurrence of any such event of loss and/or damage (the “Insurance Modifications).”

3.3. Release of Original Indemnitor and Original Borrower. By its execution hereof, Lender hereby releases (i) Original Indemnitor from its obligations under the Guaranty and the Environmental Indemnity (as such terms are defined in Exhibit B attached hereto) in accordance with and subject to the terms of the Original Indemnitor Joinder and (ii) Original Borrower for any acts or events occurring or obligations arising under the Loan Documents after the Acquisition Date with the exception of any liability of Original Borrower based upon (a) any material misrepresentation of Original Borrower in this Agreement or any other document executed in connection herewith and/or (b) its obligations under the Environmental Indemnity (the “Environmental Indemnity Obligations”) or any of the other Loan Documents that are caused by Original Borrower or any of its agents or result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Law (as defined in the Environmental Indemnity) prior to the Acquisition Date. Original Borrower shall bear the burden of proving when Hazardous Materials (as defined in the Environmental Indemnity) first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of Environmental Law first occurred; provided, however, the foregoing burden of proof is for the benefit of the Lender, its successors and assigns, and is not for the benefit of any other party.

3.4. UCC Filings. New Borrower hereby grants and confirms unto Lender a first lien priority security interest in all of New Borrower’s assets, including but not limited to all of its (i) personal property and all of the fixtures located at the Project and (ii) the Property (as such term is defined in the Security Instrument) to the maximum extent permitted by the Uniform Commercial Code (“UCC”). Borrower Parties hereby consent to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office, including, but not necessarily limited to, the state of organization of New Borrower and in the Records (collectively “Filings”) in order to perfect or continue the perfection of said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent of either of the Borrower Parties.

3.5. Completion of Deferred Maintenance. New Borrower shall repair all of immediate concern maintenance and repair items disclosed by the Inspection Report, and provide satisfactory evidence of such completion to Lender, within ninety (90) days after the Effective Date. New Borrower further agrees and acknowledges that New Borrower’s failure to complete the immediate concern maintenance and repair items within such time frame may, at Lender’s sole discretion, be an Event of Default under the Loan Documents.

3.6. Net Worth of New Indemnitor. New Borrower acknowledges that it is a condition of Lender’s consent to the Requested Actions that New Indemnitor, as New Indemnitor under the New Indemnitor Joinder (as defined below), shall maintain the Net Worth Threshold required by the terms of the New Indemnitor Joinder. If, and only if, at any time while the Loan remains outstanding New Indemnitor fails or is unable to maintain the Net Worth Threshold required by the terms of the New Indemnitor Joinder, New Borrower acknowledges and agrees that New Borrower shall give Lender written notice of such failure within ten (10) days of such failure and, if New Indemnitor fails to take such action as is necessary to comply with the Net Worth Threshold requirement within thirty (30) days after the date of such notice and to provide Lender with proof of New Indemnitor’s compliance with the Net Worth Threshold requirement within such time period, Additional Indemnitor (as defined in the New Indemnitor Joinder) shall immediately and automatically become an additional indemnitor. The Additional Indemnitor shall, at Lender’s request, execute a joinder substantially in the form of the New Indemnitor Joinder (“Additional Indemnity”). New Borrower acknowledges and agrees that New Borrower’s failure to promptly cause Additional Indemnitor to execute the Additional Indemnity, if requested by Lender, within thirty (30) days of Lender’s request therefore, shall constitute an Event of Default under the Loan Documents. In addition, New Borrower acknowledges and agrees that it shall also be an Event of Default under the Loan Documents if any time after Additional Indemnitor becomes liable under the Guaranty and the Environmental Indemnity pursuant to the terms of the New Indemnitor Joinder, Additional Indemnitor fails or is unable to maintain the Net Worth Threshold required by the terms of the New Indemnitor Joinder.

3.7. No Secondary or Mezzanine Financing. Without the consent of Lender, which may be withheld by Lender in its sole discretion, none of New Borrower Parties or any of the Related Entities shall have the right to obtain any secondary or mezzanine financing of any kind with respect to the Project or interests in New Borrower Parties at any time prior to the Loan being paid in full and the Project released from the lien of the Security Instrument.

3.8. References to Loan Documents. All references to the term Loan Documents in the Security Instrument and the other Loan Documents shall hereinafter be modified to include this Agreement and all documents executed and/or required in connection with the Requested Actions.

ARTICLE 4

MISCELLANEOUS PROVISIONS

4.1. No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

4.2. No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party’s rights under this Agreement without invalidating this Agreement.

4.3. Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

4.4. Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement are the free and voluntary act of Borrower Parties.

4.5. Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

4.6. Notices. Notwithstanding anything to the contrary contained in any of the Loan Documents, any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”) permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or a nationally recognized overnight courier service (such as FedEx), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

c/o Berkadia Commercial Mortgage, LLC

CMBS Special Requests

118 Welsh Road

Horsham, Pennsylvania 19044

Re: JPMCC 2006-LDP7; Loan No.: 011052668

With a copy to:

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attn: Director of Servicing

Re: JPMCC 2006-LDP7 Loan No.: 011052668

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

KOLA INVESTMENTS, L.L.C.

4300 Haddonfield Road, Suite 314

Haddonfield, New Jersey 08109

Attn: Steven Zalkind

Facsimile: (856) 662-2154

With a copy to:

Sherman, Silverstein, Kohl, Rose & Podolsky, P.a.

308 Harper Drive, Suite 200

Moorestown, New Jersey 08057

Attn: Robert E. Schwartz, Esq.

Facsimile: (856) 661-2089

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

IRT OKC PORTFOLIO OWNER, LLC

Cira Centre, 2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Jamie Reyle, Esq.

Facsimile: (215) 405-2945

With a copy to:

Ledgewood, a Professional Corporation

1900 Market Street, Suite 750

Philadelphia, Pennsylvania 19103

Attn: Harris A. Dainoff, Esq.

Facsimile: (215) 735-2513

4.7. Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State in which the Project is located.

4.8. Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

4.9. Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Lender’s consent to the Requested Actions shall not be deemed to constitute Lender’s consent to any provisions of the organizational documents that would be in violation of the terms and conditions of any of the Loan Documents.

4.10. Time of Essence; Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

4.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

4.12. New Indemnitor Joinder. New Indemnitor shall assume the obligations of Original Borrower and/or Original Indemnitor under the Guaranty and the Environmental Indemnity pursuant to the New Indemnitor Joinder.

4.13. WAIVER OF TRIAL BY JURY. BORROWER PARTIES AND LENDER EACH WAIVE THEIR RESPECTIVE RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER PARTIES AND LENDER.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:	LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7

	By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

/s/ Neris Franco	By:	/s/ Arnold Shulkin
Print Name: Neris Franco		Arnold Shulkin, Vice President

/s/ Patricia Mosquera
Print Name: Patricia Mosquera

STATE OF FLORIDA	)
	)	SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 24th day of February, 2014, by Arnold Shulkin, as Vice President of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said limited liability company, as attorney-in-fact for U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7, on behalf of the said trust. He     X     is personally known to me or              has produced a driver’s license as identification.

/s/ Maria E. Ruiz
Notary Public, State of Florida
Print Name: Maria E. Ruiz
My Commission Expires: May 21, 2014

[AFFIX NOTARY STAMP ABOVE]

The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:	ORIGINAL BORROWER:

KOLA INVESTMENTS, L.L.C., a New Jersey limited liability company

	By:	Will Management Corporation, a New Jersey corporation, Manager

/s/ Lorraine R. Ferry	By:	/s/ Steven Zalkind
Print Name: Lorraine R. Ferry	Name:	Steven Zalkind
	Title:	President

/s/ Arlene Schwartz
Print Name: Arlene Schwartz

STATE OF NEW JERSEY	)
	)	SS.:
COUNTY OF BURLINGTON	)

Before me the undersigned, a Notary Public in and for said County and State on this 26th day of February, 2014, personally appeared Steven Zalkind to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Will Management Corporation, a New Jersey corporation, as Manager of KOLA INVESTMENTS, L.L.C., a New Jersey limited liability company and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such company, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Susan E. Hones
Notary Public, State of New Jersey
My Commission Expires: March 18, 2014

The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:	NEW BORROWER:

IRT OKC PORTFOLIO OWNER, LLC, a Delaware limited liability company

	By:	IRT OKC Portfolio Member, LLC,
a Delaware limited liability company, its sole member

		By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

			By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

				By:	Independence Realty Advisors, LLC, a Delaware limited liability company, its authorized agent

/s/ Jessica K. Norman					By:	/s/ Farrell Ender
Print Name: Jessica K. Norman					Name:	Farrell Ender
					Title:	President

/s/ Mike Hogentogler
Print Name: Mike Hogentogler

[Notarization on following page]

STATE OF PENNSYLVANIA	)
	)	SS.:
COUNTY OF PHILADELPHIA	)

Before me the undersigned, a Notary Public in and for said County and State on this 28th day of February, 2014, personally appeared Farrell Ender to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Independence Realty Advisors, LLC, a Delaware limited liability company, as authorized agent of Independence Realty Trust, Inc., a Maryland corporation, as general partner of Independence Realty Operating Partnership, LP, a Delaware limited partnership, as sole member of IRT OKC Portfolio Member, LLC, a Delaware limited liability company, as sole member of IRT OKC PORTFOLIO OWNER, LLC, a Delaware limited liability company and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such company, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Lisa D Schumm
Notary Public, State of Pennsylvania
My Commission Expires: October 18, 2014

EXHIBIT A

LEGAL DESCRIPTION

Parcel A (RAINDANCE APARTMENTS)

Lot One (1) and Common Lot “A”, Block One (1), In RAINDANCE, an Addition to the City of Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof.

and

Parcel B (WINDRUSH APARTMENTS)

A portion of the Northwest Quarter (NW/4) of Section Two (2), Township Thirteen (13) North, Range Three (3) West of the Indian Meridian, Oklahoma County, Oklahoma, and more particularly described as follows:

A parcel of land located in the Northwest Quarter (NW/4) of Section Two (2), Township Thirteen (13) North, Range Three (3) West of the Indian Base and Indian Meridian, Oklahoma County, Oklahoma, according to the United States Government Survey thereof, and more particularly described as follows:

Commencing at the Northeast corner of the Northwest Quarter (NW/4) of said Section 2;

Thence South 00°09'22" West a distance of 50.00 feet to the Point of Beginning;

Thence South 00°09'22" West along the East line of said Northwest Quarter (NW/4) a distance of 872.00 feet;

Thence North 89°30'08" West a distance of 480.12 feet to the point on the East right-of way of Fretz Avenue;

Thence North 00°13'32" East along the said East right-of-way a distance of 847.00 feet;

Thence North 45°21'42" East a distance of 35.27 feet to a point on the South right-of-way of SW 15th Street;

Thence South 89°30'08" East along the said South right-of-way a distance of 454.06 feet to the Point of Beginning.

and

Parcel C (AUGUSTA APARTMENTS)

Lot Twenty (20) of Block Twelve (12) of SECTION 2, THE GREENS, in Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof.

and

1 of 4

Parcel D (HERITAGE PARK APARTMENTS)

Tract 1

A part of Block Five (5), HERITAGE PARK, an Addition to Oklahoma City, Oklahoma County, Oklahoma, more particularly described as follows:

Beginning at the Northwest corner of said Block 5;

Thence South 89°24'10" East along the North line of said Block 5 a distance of 477.83 feet;

Thence South 0°35'20" West a distance of 227.02 feet;

Thence South 30°33'50" West a distance of 201.50 feet;

Thence South 38°58'53" West a distance of 305.50 feet;

Thence South 44°19'05" West a distance of 315.30 feet to a point on the South line of said Block 5;

Thence North 89°23'25" West along the South line of said Block 5 a distance of 230.53 feet to the Southwest corner of said Block 5;

Thence North 09°46'57" West along the West line of said Block 5 a distance of 182.88 feet;

Thence North 10°15'00" West along the West line of said Block 5 a distance of 365.54 feet to a point on the South right-of-way line of Heritage Park Drive;

Thence South 89°24'10" East along said South right-of-way line a distance of 366.11 feet to a point on the East right-of-way line of Heritage Park Road;

Thence due North along said East right-of-way line a distance of 330.0 feet to the point of beginning.

Tract 2

Blocks Six (6) and Seven (7) and a part of Block Five (5), HERITAGE PARK, an Addition to Oklahoma City, Oklahoma County, Oklahoma, said part of Block Five (5) being more particularly described as follows:

Beginning at the Northeast corner of said Block Five (5);

Thence South 04°48'34" West along the East line of said Block Five (5) a distance of 428.44 feet;

Thence South 39°12'23" West along the East line of said Block Five (5) a distance of 294.95 feet;

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Thence South 38°15'54" West along the East line of said Block Five (5) a distance of 266.84 feet;

Thence North 89°23'25" West along the South line of said Block Five (5) a distance of 275.0 feet;

Thence North 44°19'05" East a distance of 315.30 feet;

Thence North 38°58'53" East a distance of 305.50 feet;

Thence North 30°33'50" East a distance of 201.50 feet;

Thence North 0°35'20" East a distance of 227.02 feet to a point on the North line of said Block Five (5);

Thence South 89°24'10" East along the North line of said Block Five (5) a distance of 145.35 to the point of beginning,

AND as more particularly described by metes and bounds as follows:

A part of the Northwest Quarter (NW/4), Section Twenty (20), Township Thirteen (13) North, Range Three (3) West Of the Indian Meridian, being more particularly described as follows:

Commencing at the NW corner of the Northwest Quarter (NW/4);

Thence South 89°24'10" East a distance of 920,0 feet;

Thence due South a distance or 149.06 feet to the point of beginning;

Thence South 89°14'39" East a distance of 567.65 feet;

Thence South 35°43'47" East a distance of 145.78 feet;

Thence South 4°48"34" West a distance of 781.37 feet;

Thence South 39°12'23" West a distance of 294.95 feet;

Thence South 0°02'37" West a distance of 700,74 feet;

Thence North 89°23'37" West a distance of 165.08 feet;

Thence North 0°02'28" East a distance of 489.48 feet;

Thence North 89°23'25" West a distance of 275.0 feet;

Thence South 44°19'05" East a distance of 315.30 feet;

Thence North 38°58'53" East a distance of 305.50 feet;

Thence North 30°33'50" East a distance of 201.50 feet;

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Thence North 0°35'20" East a distance of 227.02 feet;

Thence North 89°24'10" West a distance of 477.82 feet;

Thence due North a distance of 471.02 feet to the point of beginning.

and

Parcel E (INVITATIONAL APARTMENTS)

All of Lot One (1) in Block Two (2) of THE GREENS, an Addition to the City of Oklahoma City, Oklahoma County, Oklahoma, as shown by the recorded plat thereof.

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EXHIBIT B

LOAN DOCUMENTS

1. Consolidated, Amended and Restated Promissory Note dated March 3, 2006, in the principal amount of $52,000,000.00 (the “Note”), executed by Original Borrower in favor of GMAC Commercial Mortgage Corporation, a California corporation (“Original Lender”), acknowledged by Original Lender and endorsed to the order of Lender.

2. Loan Agreement dated as of March 3, 2006 (“Loan Agreement”), between Original Borrower and Original Lender, and assigned to Lender.

3. Consolidated, Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of March 3, 2006 (“Security Instrument”), executed by Original Borrower in favor of Original Lender, acknowledged by Original Lender, and recorded as Document No. 2006033202, in Official Records Book 10034, at Page 1628 in the Public Records of Oklahoma County, Oklahoma (“Records”), and assigned to Lender.

4. Consolidated, Amended and Restated Assignment of Leases and Rents dated as of March 3, 2006 (“Assignment of Leases and Rents”), executed by Original Borrower in favor of Original Lender, acknowledged by Original Lender, and recorded as Document No. 2006033203, in Official Records Book 10034, at Page 1647 of the Records, and assigned to Lender.

5. UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party, and recorded in Official Records Book 10034, at Page 1659 of the Records, and assigned to Lender.

6. Guaranty (Exceptions to Nonrecourse Liability) dated as of March 3, 2006 (“Guaranty”), executed by Allstate Management Corp., a New Jersey corporation (“Original Indemnitor”) in favor of Original Lender, and assigned to Lender.

7. Environmental Indemnity Agreement dated as of March 3, 2006 (“Environmental Indemnity”), executed by Original Borrower and Original Indemnitor in favor of Original Lender, and assigned to Lender.

8. Assignment of Property Management Contract and Subordination of Management Fees dated as of March 3, 2006, executed by Original Indemnitor, as Project Manager and Original Borrower in favor of Original Lender, and assigned to Lender.

EXHIBIT D

ORGANIZATIONAL CHART

RAIT Financial Trust
100%
Independence Realty Advisor, LLC
(External Advisor of the General Partner of Key Principal)
39.37% directly or indirectly
Unaffiliated Common Stockholders
60.63% common stock
Independence Realty Trust, Inc.
(General Partner of Key Principal)
Greater than 99% General Partner Units
100% Membership Interest
IRT Limited Partner, LLC
(Limited Partner of Key Principal)
Less than 1% Limited Partner Units
Independence Realty Operating Partnership, LP
(Key Principal)
100%
IRT OKC Portfolio Member, LLC
(Sole Member & Manager of Borrower)
100%
IRT OKC Portfolio Owner, LLC
(Borrower)

SCHEDULE 2

IMMEDIATE REPAIR ITEMS

Invitational

Oklahoma, City

# of Units 344

IMMEDIATE REPAIRS

Item	Description	$ Amount
Sidewalks	Trip hazards on concrete walks	$7,500
Termite	Inspection and isolated treatment, additional costs if full property treatment recommended	$6,500
		$—
		$—

	TOTAL	$14,000

Augusta

Oklahoma, City

# of Units 197

IMMEDIATE REPAIRS

Item	Description	$ Amount
Sprinkler Heads	Building 2 overspray paint on sprinkler heads	$4,000
Sprinkler System	Building 2 is shut down, not sure of the repair scope and the site would not say	$5,000
Erosion/Retaining wall	Area next to building 11	$3,500
		$—
		$—
		$—
		$—

	TOTAL	$12,500

Heritage 11/4/13

Oklahoma, City

# of Units 453

IMMEDIATE REPAIRS

Item	Description	$ Amount

Sidewalks	R/R trip hazards	$7,500
Stair Treads	Replacement of badly deteriorated stair treads	$2,500
Playground	repair playground equipment behind second clubhouse.	$600

	TOTAL	$10,600

JOINDER BY AND AGREEMENT OF ORIGINAL INDEMNITOR

The undersigned, ALLSTATE MANAGEMENT CORP., a New Jersey corporation (individually and collectively, “Original Indemnitor”) being the guarantor/indemnitor under the Guaranty and the Environmental Indemnity executed in connection with the Loan described in the Note and Mortgage Assumption Agreement (“Agreement”) to which this Joinder by and Agreement of Original Indemnitor (“Original Indemnitor Joinder”) is attached, hereby represents and warrants to, and acknowledges and agrees with, Lender the following:

1. Defined Terms. All capitalized terms used in this Original Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

2. Reaffirmation of Guaranty and Environmental Indemnity. The Guaranty and the Environmental Indemnity constitute the valid, legally binding obligation of Original Indemnitor, enforceable against Original Indemnitor in accordance with their respective terms. By Original Indemnitor’s execution hereof, Original Indemnitor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which Original Indemnitor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty and the Environmental Indemnity or any of the other Loan Documents.

3. Agreements of Original Indemnitor. Original Indemnitor consents to the execution and delivery of the Agreement by Original Borrower and New Borrower and agrees and acknowledges that, except as set forth in paragraphs 5 and 6 below, the liability of Original Indemnitor under the Guaranty and the Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

4. Authority Representations by the Original Indemnitor. The execution and delivery of, and performance under, this Original Indemnitor Joinder, the Guaranty and the Environmental Indemnity by Original Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Indemnitor is a party or by which the Project may be bound or affected.

5. Release of Original Indemnitor under Guaranty. Notwithstanding anything to the contrary in this Original Indemnitor Joinder, the Security Instrument, or the other Loan Documents, Original Indemnitor’s obligations hereunder and under the Guaranty shall not apply with respect to, and by acceptance of this Original Indemnitor Joinder, Lender agrees that Original Indemnitor is hereby released from any and all of Original Indemnitor’s obligations under the Guaranty (the “Guaranteed Obligations”) for acts or events occurring or obligations arising after the Acquisition Date except for: (a) any material misrepresentation of Original Indemnitor in this Original Indemnitor Joinder or any other document executed in connection herewith, and/or (b) Guaranteed Obligations that are caused by Original Borrower and/or Original Indemnitor and/or any of their agents.

6. Release of Original Indemnitor Under Environmental Indemnity. Notwithstanding anything to the contrary in this Original Indemnitor Joinder, the Security Instrument or the Loan Documents, Original Indemnitor’s obligations hereunder and under the Environmental Indemnity shall not apply with respect to, and by acceptance of this Original Indemnitor Joinder, Lender agrees that Original Indemnitor is hereby released for all acts or events occurring or obligations arising under the Environmental Indemnity (“Environmental Indemnity Obligations”) after the Acquisition Date unless such Environmental Indemnity Obligations are: (a) caused by Original Borrower, Original Indemnitor and/or any of their agents, or (b) result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Law prior to the Acquisition Date. For purposes of this Original Indemnitor Joinder, Original Indemnitor shall bear the burden of proving when Hazardous Materials first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of Environmental Law first occurred; provided however, the foregoing burden of proof is for the benefit of Lender, its successors and assigns, and is not for the benefit of any third party.

7. Confirmation of Representations. By its execution hereof, Original Indemnitor confirms the representations and warranties and agrees to the covenants regarding Original Indemnitor set forth in the Agreement, including without limitation, the obligation in Section 2.5 (b) to pay the Indemnification Costs.

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The undersigned Original Indemnitor has executed and delivered this Original Indemnitor Joinder to be effective as of the date of the Agreement.

Witnesses:

ORIGINAL INDEMNITOR: ALLSTATE MANAGEMENT CORP., a New Jersey corporation

/s/ Lorraine R. Ferry	By:	/s/ Steven Zalkind
Print Name: Lorraine R. Ferry	Name:	Steven Zalkind
	Title:	President

/s/ Arlene Schwartz
Print Name: Arlene Schwartz

STATE OF NEW JERSEY	)
	)	SS.:
COUNTY OF BURLINGTON	)

Before me the undersigned, a Notary Public in and for said County and State on this 26th day of February, 2014, personally appeared Steven Zalkind to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Will Management Corporation, a New Jersey corporation, as Manager of KOLA INVESTMENTS, L.L.C., a New Jersey limited liability company and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such company, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Susan E. Hones
Notary Public, State of New Jersey
My Commission Expires: March 18, 2014

JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“New Indemnitor”), being the New Indemnitor referred to in the Note and Mortgage Assumption Agreement (the “Agreement”) to which this Joinder by and Agreement of New Indemnitor (the “New Indemnitor Joinder”) is attached, intending to be legally bound under the terms and provisions of the Guaranty and the Environmental Indemnity pursuant to the provisions of this New Indemnitor Joinder, hereby represents and warrants to and acknowledges and agrees with Lender the following:

1. Defined Terms. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement, and if not defined therein, then in the Joinder by and Agreement of Original Indemnitor attached thereto.

2. Benefit to New Indemnitor. Each New Indemnitor, owning a direct and/or indirect interest in New Borrower shall receive a substantial benefit from Lender’s consent to the Requested Actions.

3. Assumption by New Indemnitor of Guaranty. New Indemnitor hereby, jointly and severally, assumes and agrees to be liable and responsible for and bound by all of Original Indemnitor’s obligations, agreements and liabilities from and after the Acquisition Date, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, as amended hereby, as fully and completely as if the New Indemnitor had executed and delivered such Guaranty, as amended hereby, on the Acquisition Date as the guarantor/indemnitor thereunder. New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Guaranty from and after the Acquisition Date, as amended hereby, at the time, in the manner and otherwise in all respects as therein provided. For the avoidance of doubt, Lender hereby acknowledges and agrees that New Indemnitor shall not be liable for the obligations of Original Indemnitor under the Guaranty for any obligations, claims, matters or causes of action of any nature arising prior to the Acquisition Date. From and after the date hereof, the Guaranty is amended to provide that all references to the term “Borrower” used in the Guaranty shall mean and refer to the New Borrower and the term “Guarantor” used in the Guaranty shall mean and refer to the New Indemnitor.

4. Assumption by New Indemnitor of Environmental Indemnity. New Indemnitor, jointly and severally, hereby assumes and agrees to be liable and responsible for and bound by all of the Original Indemnitor’s obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Environmental Indemnity as fully and completely as if New Indemnitor had signed such Environmental Indemnity, as amended hereby, as the indemnitor/guarantor thereunder, including without limitation, all of those obligations, agreements and liabilities which would have been the obligations, agreements and liabilities of Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued and without regard to the Original Indemnitor’s responsibility therefore, if any. New Indemnitor further agrees to pay, perform, and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Environmental Indemnity, as amended hereby, at the time, in the manner and otherwise in all respects as therein provided. The liability of New Indemnitor under this paragraph shall be joint and several with that of New Borrower. From and after the date hereof, the Environmental Indemnity is amended to provide that all references to the term “Borrower” used in the Environmental Indemnity shall mean and refer to the New Borrower and the terms “Indemnitor” and “Indemnitor” used in the Environmental Indemnity shall mean and refer to the New Indemnitor and New Borrower.

5. Confirmation of Representations. By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement, including without limitation, the obligation in Section 2.5 (a) to pay the Indemnification Costs.

6. Authority Representations by New Indemnitor. The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder, the Guaranty and Environmental Indemnity will not, to New Indemnitor’s knowledge, (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected.

7. Net Worth.

a. New Indemnitor and Additional Indemnitor represent and warrant to Lender, each as to itself, as an inducement to Lender to consent to the Requested Actions, that each of New Indemnitor and Additional Indemnitor has a Net Worth (as defined below) of not less than $50,000,000.00 and $1,000,000.00 liquidity (collectively, the “Net Worth Threshold”). If, and only if, at any time while the Loan remains outstanding, New Indemnitor fails or is unable to maintain the Net Worth Threshold and New Indemnitor fails to take such action as is necessary to comply with the Net Worth Threshold requirement within thirty (30) days after the date New Borrower provides Lender with notice of such failure as required by the Agreement and to provide Lender with proof of New Indemnitor’s compliance with the Net Worth Threshold requirement, Additional Indemnitor shall automatically, without any action required by Lender or any other party, immediately become an additional indemnitor under the Guaranty and the Environmental Indemnity and shall jointly and severally with New Indemnitor be liable and responsible for and bound by all of New Indemnitor’s obligations, agreements and liabilities, including but not limited to, the jury waiver and other waivers set forth therein, under the Guaranty and the Environmental Indemnity, as fully and completely as if the Additional Indemnitor had originally executed and delivered such Guaranty and Environmental Indemnity as the guarantor/indemnitor thereunder. For purposes of this Section, “Net Worth” shall mean, as of any date, the difference between (i) New Indemnitor’s total assets that would appear on a balance sheet of New Indemnitor prepared as of such date in accordance with current market value basis of accounting, and (ii) New Indemnitor’s total liabilities, including, without limitation, any obligations under direct or indirect guarantees and obligations (contingent or

2

otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss, in either instance in respect of obligations of others, that would appear on a balance sheet of New Indemnitor prepared as of such date in accordance with Generally Accepted Accounting Principles. From and after the date that Additional Indemnitor shall become an additional indemnitor under the Guaranty and the Environmental Indemnity. Additional Indemnitor shall also be required to, at all times, maintain the Net Worth Threshold and failure to do shall constitute an Event of Default under the Loan Documents and the Guaranty.

b. The undersigned, INDEPENDENCE REALTY TRUST, INC., a Maryland corporation, as the Additional Indemnitor, is executing this New Indemnitor Joinder to acknowledge its agreement that in the event that at any time New Indemnitor fails or is unable to maintain the Net Worth Threshold, Additional Indemnitor shall automatically be deemed to have become the guarantor/indemnitor as provided in this New Indemnitor Joinder and to have assumed the obligations of Original Indemnitor and New Indemnitor under the Guaranty and the Environmental Indemnity in accordance with the provisions of this paragraph 7, without the requirement of the execution of any further documentation or any action by Lender or Additional Indemnitor. However, and although not required to establish Additional Indemnitor’s liability hereunder or under the Guaranty and the Environmental Indemnity, Additional Indemnitor agrees to execute and deliver to Lender the Additional Indemnity (as defined in Section 3.6 of the Assumption Agreement) within thirty (30) days of Lender’s request for such Additional Indemnity.

8. Additional Payment Guaranty.

a. In addition to, and not in substitution for or modification or amendment of, the provisions of the Guaranty, New Indemnitor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment of all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender upon any event which is or would be covered by any insurance policy insuring the Property due solely to New Borrower’s failure to pay the amounts of the deductible and/or coverage under any insurance policy insuring the Property that has been modified pursuant to the Insurance Modifications (the “Insurance”) within twenty (20) days after the occurrence of any event of loss and/or damage to the Property and the improvements placed or constructed thereon resulting from any act or series of acts covered by, or which would be covered by, such Insurance (the “Additional Payment Guaranty”).

b. Separate and Distinct Guaranty. New Indemnitor hereby specifically acknowledges and agrees that the Additional Payment Guaranty is a separate and distinct guaranty obligation of New Indemnitor and that it is in addition to, and not in lieu of, or otherwise incorporated with or into, any of New Indemnitor’s other obligations under the Guaranty pursuant to, and as modified by, this New Indemnitor Joinder.

9. Notices to New Indemnitor. From and after the Acquisition Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty and the Environmental Indemnity, or are otherwise delivered by the Lender thereunder at Lender’s sole discretion, to the New Indemnitor at the following address:

3

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP

c/o Independence Realty Advisors, LLC

Cira Centre

2929 Arch Street

Philadelphia, PA 19014

Attn: Farrell Ender, President

Facsimile: 215-243-9097

INDEPENDENCE REALTY TRUST, INC.

c/o Independence Realty Advisors, LLC

Cira Centre

2929 Arch Street

Philadelphia, PA 19014

Attn: Farrell Ender, President

Facsimile: 215-243-9097

With a copy to:

RAIT Financial Trust

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attn: Jamie Reyle, Esq., SVP-

        Corporate Counsel

Facsimile: 215-405-2945

All notices to be sent by New Indemnitor and, if applicable, to Lender under the Guaranty, the Environmental Indemnity and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement to which this New Indemnitor Joinder is attached.

10. Joint and Several Liability. If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

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The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

NEW INDEMNITOR

Witnesses:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

	By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner

		By:	Independence Realty Advisors, LLC, a Delaware limited liability company, its authorized agent

/s/ Mike Hogentogler			By:	/s/ Farrell Ender
Print Name: Mike Hogentogler			Name:	Farrell Ender
			Title:	President

/s/ Jessica K Norman
Print Name: Jessica K. Norman

STATE OF PENNSYLVANIA	)
	)	SS.:
COUNTY OF PHILADELPHIA	)

Before me the undersigned, a Notary Public in and for said County and State on this 28th day of February, 2014, personally appeared Farrell Ender to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Independence Realty Advisors, LLC, a Delaware limited liability company, as authorized agent of Independence Realty Trust, Inc., a Maryland corporation, as general partner of INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such partnership, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Lisa D Schumm
Notary Public, State of Pennsylvania
My Commission Expires: October 18, 2014

The undersigned Additional Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

Witnesses:	ADDITIONAL INDEMNITOR:

INDEPENDENCE REALTY TRUST, INC., a Maryland corporation

	By:	Independence Realty Advisors, LLC, a Delaware limited liability company, its authorized agent

/s/ Mike Hogentogler		By:	/s/ Farrell Ender
Print Name: Mike Hogentogler		Name:	Farrell Ender
		Title:	President

/s/ Jessica K Norman
Print Name: Jessica K. Norman

STATE OF PENNSYLVANIA	)
	)	SS.:
COUNTY OF PHILADELPHIA	)

Before me the undersigned, a Notary Public in and for said County and State on this 28th day of February, 2014, personally appeared Farrell Ender to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Independence Realty Advisors, LLC., a Delaware limited liability company, as authorized agent of INDEPENDENCE REALTY TRUST, INC., a Maryland corporation and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

/s/ Lisa D Schumm
Notary Public, State of Pennsylvania
My Commission Expires: October 18, 2014